Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Amendment to Quarterly Report of Yuengling’s Ice Cream Corporation (the “Company”) on Form 10-Q/A for the quarter ended January 31, 2022. as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert C. Bohorad, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Sec. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: April 1, 2022

By:	/s/ Robert C. Bohorad
Robert C. Bohorad, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)